UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

  Current Report

  Pursuant to Section 13 or 15(d) of
  The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  December 21, 2009

BLUEFLY, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(State or other jurisdiction of incorporation)

001-14498	13-3612110
(Commission File Number)	(I.R.S. Employer Identification Number)

42 West 39th Street, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 944-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Securities Purchase Agreement.

On December 21, 2009, Bluefly, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Rho Ventures VI, L.P. (“Rho”) pursuant to which the Company agreed to issue and sell to Rho up to 8,823,529 newly issued shares (the “Private Placement Shares”) of its common stock, par value $.01 per share (the “Common Stock”), for an aggregate purchase price of $15,000,000, or $1.70 per share, in a private placement transaction (the “Private Placement”).  The Company issued and sold 2,786,337 of the Private Placement Shares to Rho at an initial closing (the “Initial Closing”) held on December 21, 2009 for an aggregate purchase price of $4,736,772.90.  The remaining 6,037,192 Private Placement Shares (the “Second Closing Shares”) will be issued and sold to Rho by the Company in a second closing (the “Second Closing”) to be held no later than three trading days after, and conditioned on, the receipt by the Company of stockholder approval for: (i) a proposal to approve the issuance and sale of the Second Closing Shares to Rho in the Second Closing, (ii) an amendment to the Company’s certificate of incorporation, as amended, to provide for a classified board consisting of three classes of directors with staggered terms and (iii) the issuance by the Company of any warrants required to be issued by it to Rho under certain circumstances relating to the unavailability of a registration statement pursuant to the terms of the Registration Rights Agreement described below (the “Stockholder Approval Condition”).  The Second Closing is also conditioned on the restructuring of the Company’s board of directors (the “Board”) into a Board of no more than ten members consisting of three classes of directors with staggered terms, effective as of the Second Closing date, in accordance with the terms of the Voting Agreement described below (the “Board Restructuring”).

The Company has agreed to file a proxy statement or information statement (the “Proxy/Information Statement”) relating to the Stockholder Approval Condition within thirty days of the Initial Closing and to recommend to the Company’s stockholders that the Stockholder Approval Condition be satisfied by the stockholders of the Company entitled to vote thereon (the “Company Recommendation”).  Under the terms of the Purchase Agreement, the Company is restricted from directly or indirectly soliciting, negotiating, facilitating, entering into an agreement in respect of or approving or recommending  an alternative acquisition proposal with a third-party.  However, the Company may enter into an agreement with respect to a “Superior Proposal” or change the Company Recommendation under certain circumstances, as more fully described in the Purchase Agreement.

Rho has advised the Company that, prior to the Second Closing, it may explore purchasing or finding a co-investor to purchase as many shares held by Prentice Capital Partners, LP (“PCP”), Prentice Capital Partners QP, LP (“PCP QP”), Prentice Capital Offshore, Ltd. (“PC Offshore”), S.A.C. Capital Associates, LLC (“SAC”), GPC XLIII, LLC (“GCP”), PEC I, LLC (“PEC” and, together with PCP, PCP QP, PC Offshore, SAC and GCP, the “Prentice Parties”), Maverick Fund USA, Ltd. (“Maverick USA”), Maverick Fund, L.D.C. (“Maverick Fund”), and Maverick Fund II, Ltd. (“Maverick Fund II” and, together with Maverick USA and Maverick Fund, the “Maverick Parties”) as they are willing to sell (the “Secondary Purchase”).  The Company has agreed to include in the Proxy/Information Statement prepared in connection with the satisfaction of the Stockholder Approval Condition a vote on the approval by the Company’s stockholders of any such Secondary Purchase which may be agreed to by Rho and the Prentice Parties and/or the Maverick Parties and on material terms (including without limitation the identity of the purchaser) approved by the Company prior to the filing of the Proxy/Information Statement.

It is anticipated that, concurrently with and subject to the completion of the Second Closing, the Company will grant to management options to purchase such number of shares of Common Stock that, in the aggregate, will equal 8.3% of the outstanding Common Stock, on a fully diluted basis, after giving effect to the Second Closing.  The options will have an exercise price equal to the fair market value of the Common Stock on the effective date of the grant.  If the Second Closing is completed in accordance with the terms of the Purchase Agreement, Rho will own approximately 33% of the Company’s outstanding Common Stock, on a fully diluted basis (after giving effect to the stock option issuance described in the preceding sentence), and will become the Company’s largest stockholder.  The issuance and sale of the Second Closing Shares to Rho in the Second Closing could be considered a change in control of the Company.

At the Initial Closing, and as a condition thereto, Quantum Industrial Partners LDC (“QIP”), SFM Domestic Investments, LLC (“SFM” and, together with QIP, the “Soros Parties”), and the Maverick Parties converted into an aggregate of 1,764,706 shares of Common Stock the $3,000,000 aggregate principal amount outstanding pursuant to the terms of the convertible promissory notes (the “Notes”), each dated as of July 23, 2008, issued by the Company to each of the Soros Parties and each of the Maverick Parties for shares of Common Stock at a conversion rate of $1.70 per share.  The accrued and unpaid interest under the Notes was paid by the Company in cash at the Initial Closing.

The Company intends to use the proceeds from this transaction for general corporate purposes (including without limitation the payment of accrued and unpaid interest outstanding under the Notes in an aggregate amount of $346,994.04).  The issuance of the Private Placement Shares is deemed exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), by reason of the provisions of Section 4(2) of the Securities Act.  In determining that the Private Placement is exempt under Section 4(2) of the Securities Act, the Company relied, among other things, on representations and warranties of Rho to the effect that it is an accredited investor (as such term is defined under Rule 501 promulgated under the Securities Act) and that it is acquiring the Private Placement Shares for investment purposes and not with a current view to distribution thereof, except as such distribution may be permissible under applicable law.  The certificates representing the Private Placement Shares shall contain a legend to the effect that such shares are not registered under the Securities Act and may not be transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements under the Securities Act.  In connection with the Initial Closing, the Company will file a Notice of Exempt Offering of Securities on Form D in accordance with the requirements of Regulation D under the Securities Act.

Amended and Restated Voting Agreement.

In connection with the Purchase Agreement, on December 21, 2009, the Company entered into an Amended and Restated Voting Agreement (the “Voting Agreement”) with the Soros Parties, the Maverick Parties, the Prentice Parties (collectively, the “Existing

Stockholders”) and Rho.  The Voting Agreement amends and restates that certain Voting Agreement, dated as of June 15, 2006, among the Company and the Existing Stockholders.  Pursuant to the terms of the Voting Agreement, Rho and the Soros Parties will each have the right to nominate two members to the Board and the Maverick Parties and the Prentice Parties (other than SAC) will each have the right to nominate one member to the Board, in each case subject to minimum ownership thresholds and compliance with applicable rules of The Nasdaq Stock Market LLC requiring Board representation to be proportional to stock ownership.  Each of Rho, the Soros Parties, the Prentice Parties (other than SAC) and the Maverick Parties will be entitled to have one director designated by them serve on any committee of the Board, subject to applicable law, rules and regulations (including stock exchange regulations), and to have each of their director designees under the Voting Agreement serve on any executive committee of the Board.  The Existing Stockholders also agreed in the Voting Agreement that, in any circumstances upon which a vote, consent or other approval (including by written consent) of the Company’s stockholders is sought, each Existing Stockholder will vote such number of shares held by it in favor of the approval of (1) the issuance of the Second Closing Shares to Rho and (2) the Board Restructuring as, when aggregated with the shares held by the other Existing Stockholders and Rho, equals 40% (the “Specified Portion”) of the Company’s outstanding Common Stock.  The Specified Portion shall be allocated among the Existing Stockholders on a pro rata basis in proportion to their respective share ownership as of the date on which such vote is taken.  In addition, pursuant to the Voting Agreement, the Board Restructuring will be completed at the Second Closing (subject to stockholder approval, as described above).

The Maverick Parties and the Prentice Parties have agreed in the Voting Agreement that, subject to certain exceptions, they will not, for a period of 90 days from the date of the Initial Closing, among other things, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to, any shares of capital stock of the Company (such restrictions being referred to herein as the “Lock-Up Restrictions”).  Furthermore, if Rho or a Rho Co-Investor makes an offer to the Maverick Parties and/or the Prentice Parties (other than SAC) with respect to a Secondary Purchase of 50%, or, in the case of the Prentice Parties (other than SAC), 100%, of the shares of Common Stock held by the Maverick Parties and/or the Prentice Parties (other than SAC), respectively, on the date of the Initial Closing on pricing terms no less favorable than the terms of the Purchase Agreement, and otherwise satisfying certain other specified conditions, and the Maverick Parties and/or the Prentice Parties (other than SAC), as applicable, do not accept such offer, then the Maverick Parties and/or the Prentice Parties (other than SAC), as applicable, will continue to be subject to the Lock-Up Restrictions until the one-year anniversary of the Initial Closing.  Pursuant to the Voting Agreement, the Soros Parties and Rho have also agreed to be subject to the Lock-Up Restrictions until the one-year anniversary of the Initial Closing.

Registration Rights Agreement.

In connection with the Purchase Agreement, on December 21, 2009, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Rho and the Existing Stockholders.  Under the terms of the Registration Rights Agreement, the Company agreed to (i) file a registration statement with respect to the shares of Common Stock issued to Rho in the Private Placement, (ii) grant Rho piggy-back registration rights applicable in certain circumstances upon an underwritten offering by the Company and the right to two demand registrations, (iii) terminate all registration rights previously granted by the Company to the Existing Stockholders and replace such registration rights with piggy-back registration rights applicable in certain circumstances upon an underwritten offering by the Company and, in the case of the Soros Parties, the right to two demand registrations in addition to such piggy-back registration rights, and (iv) subject to the receipt of stockholder approval therefor, issue warrants to Rho under certain circumstances relating to the unavailability of a registration statement.

Consent and Seventh Amendment to Loan and Security Agreement.

On December 21, 2009, the Company entered into a Consent and Seventh Amendment to Loan and Security Agreement (the “Consent and Amendment”) with respect to the Loan and Security Agreement, dated as of July 26, 2005, between the Company and Wells Fargo Retail Finance, LLC (“Wells”), as amended to date (the “Loan Agreement”).  Pursuant to the terms of the Consent and Amendment, Wells consented to the conversion of the Notes and the transactions contemplated by the Purchase Agreement and, in consideration thereof, the Company agreed to (i) pay a $20,000 fee to Wells upon the consummation of the Initial Closing and (ii) increase the unused line fee under the Loan Agreement from 0.5% to 0.75%.

Material Relationships Among the Parties.

As of immediately prior to the Initial Closing, the Soros Parties beneficially owned approximately 38% of the outstanding Common Stock, the Prentice Parties beneficially owned approximately 22% of the outstanding Common Stock and the Maverick Parties beneficially owned approximately 24% of the outstanding Common Stock.  In addition, as of immediately prior to the Initial Closing, the Soros Parties and the Maverick Parties were the holders of $3,000,000 aggregate principal amount of Notes issued by the Company, which Notes were converted into shares of Common Stock at, and as a condition to, the Initial Closing as described above.  As of immediately after the Initial Closing, and after giving effect to the conversion of the Notes, the Soros Parties beneficially owned approximately 33% of the outstanding Common Stock, the Prentice Parties beneficially owned approximately 16% of the outstanding Common Stock and the Maverick Parties beneficially owned approximately 20% of the outstanding Common Stock.

Item 3.02 Unregistered Sale of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On December 21, 2009, the Board expanded the size of the Board to eleven members and appointed Habib Kairouz to serve as a member of the Board.  Mr. Kairouz was designated to the Board by Rho in accordance with the provisions of the Purchase Agreement and the Voting Agreement.  Mr. Kairouz is expected to be appointed to the Compensation Committee and the Nominating and Governance Committee of the Board at the next regularly scheduled meeting of the Board.  Other than the transactions reported herein, Mr. Kairouz nor any immediate family member of Mr. Kairouz has engaged in any transaction with the Company since the beginning of the Company’s last fiscal year, and no such transaction is currently contemplated, in which the

Company is or was to be a participant and the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.

Mr. Kairouz is currently a Managing Partner of Rho Capital Partners and Rho Ventures and serves on the investment committees of Rho Fund Investors and Rho Canada, which are entities affiliated with Rho.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of December 21, 2009, between Bluefly, Inc. and Rho Ventures VI, L.P.

10.2
Amended and Restated Voting Agreement, dated as of December 21, 2009, among Bluefly, Inc., Quantum Industrial Partners LDC, SFM Domestic Investments, LLC, Maverick Fund USA, Ltd., Maverick Fund, L.D.C., Maverick Fund II, Ltd., Prentice Capital Partners, LP, Prentice Capital Partners QP, LP, Prentice Capital Offshore, Ltd., S.A.C. Capital Associates, LLC, GPC XLIII, LLC, PEC I, LLC and Rho Ventures VI, LP.

10.3
Registration Rights Agreement, dated as of December 21, 2009, among Bluefly, Inc., Quantum Industrial Partners LDC, SFM Domestic Investments, LLC, Maverick Fund USA, Ltd., Maverick Fund, L.D.C., Maverick Fund II, Ltd., Prentice Capital Partners, LP, Prentice Capital Partners QP, LP, Prentice Capital Offshore, Ltd., S.A.C. Capital Associates, LLC, GPC XLIII, LLC, PEC I, LLC and Rho Ventures VI, LP.

10.4	Consent and Seventh Amendment to Loan and Security Agreement, dated as of December 21, 2009, between the Company and Wells Fargo Retail Finance, LLC.

99.1	Press release issued by Bluefly, Inc. on December 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act 1934, Bluefly, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 24, 2009	BLUEFLY, INC.

By: /s/ Kara B. Jenny
Name: Kara B. Jenny
Title: Chief Financial Officer